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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549



                                   FORM 8-K



                                 CURRENT REPORT



                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported)
                                January 3, 2000



                        FIRST PLACE FINANCIAL CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          New Mexico                      0-25956                85-0317365
-------------------------------        ------------         -------------------
(State or other jurisdiction of        (Commission            (I.R.S Employer
incorporation or organization)         file number)         Identification No.)



100 East Broadway, Farmington, New Mexico                               87401
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Address of principal executive offices                                 Zip Code



Registrant's telephone number, including area code:  (505) 324-9500
                                                     --------------

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ITEM 5.  OTHER EVENTS

         Shareholder letter dated January 3, 2000, announcing the regular quarterly dividend of $.37 per share and a special dividend of $.37 per share payable on January 3, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS

         99.1  Shareholder letter dated January 3, 2000.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIRST PLACE FINANCIAL CORPORATION
                                       ---------------------------------
                                                   (Registrant)


Date:  January 4, 2000                 /s/ James D. Rose
                                       -------------------------------------
                                       President and Chief Operating Officer


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